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                                                                   Exhibit 10.29

      THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES OR
    BLUE SKY LAWS AND MAY NOT BE OFFERED, SOLD, TRANSFERRED, HYPOTHECATED OR
     OTHERWISE ASSIGNED EXCEPT (1) PURSUANT TO A REGISTRATION STATEMENT WITH
       RESPECT TO SUCH SECURITIES WHICH IS EFFECTIVE UNDER THE ACT OR (2) PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE ACT RELATING
     TO THE DISPOSITION OF SECURITIES AND (3) IN ACCORDANCE WITH APPLICABLE
                      STATE SECURITIES AND BLUE SKY LAWS.

                            SENIOR SUBORDINATED NOTE

$195,804                                                         August 31, 2004

     FOR VALUE RECEIVED, the undersigned, The Murrayhill Company, a Colorado corporation ("BORROWER"), HEREBY PROMISES TO PAY to the order of TA INVESTORS II, L.P., a Delaware limited partnership (the "NOTEHOLDER"), the principal sum of $195,804, together with interest on the unpaid principal amount from time to time outstanding at the rate or rates and computed and payable at the times as described in the Note Purchase Agreement (as hereinafter defined). Payments of the principal hereof shall be made as provided in the Note Purchase Agreement. Notwithstanding any other provision of this note, the entire balance of principal and accrued and unpaid interest shall be paid in full on May 24, 2010.

     This note is one of the Subordinated Notes referred to in the Subordinated Convertible Note Purchase Agreement dated as of May 24, 2004 (as the same may be amended, modified or supplemented from time to time, the "NOTE PURCHASE AGREEMENT") by and among Borrower and the Noteholders named therein. This note has been issued by Borrower to the Noteholder in connection with a conversion of the Convertible Subordinated Note due May 24, 2010 issued by Borrower to the Noteholder on May 24, 2004 pursuant to the terms of the Note Purchase Agreement. Capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Note Purchase Agreement.

     Subject to, and at all times in accordance with, the provisions of the Note Purchase Agreement (i) Borrower shall have the right, at any time, to voluntarily prepay all or any part of the outstanding principal amount of this note and (ii) the Noteholder shall have the right to require Borrower to repurchase this note upon the occurrence of a Mandatory Repurchase Event.

     In addition to the payment of interest as provided above, Borrower shall, on demand, pay interest on any overdue installments of principal and, to the extent permitted by applicable law, on overdue installments of interest at the rate set forth in, and in accordance with the provisions of, the Note Purchase Agreement.

     The holder of this note is entitled to all the benefits and rights of a Noteholder under the Note Purchase Agreement to which reference is hereby made for a statement of the terms and conditions under which the entire unpaid balance of this note, or any portion thereof, shall

                                                        SENIOR SUBORDINATED NOTE

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become immediately due and payable. Notwithstanding anything in this note to the contrary, the terms and provisions of this note shall at all times be governed by and subject to all of the terms and provisions of the Note Purchase
Agreement. To the extent that there is any conflict with, or inconsistency between, the terms and provisions of this note and the terms and provisions of the Note Purchase Agreement, the terms and provisions of the Note Purchase Agreement shall at all times govern and control.

     Borrower hereby waives presentment, demand, notice, protest and other demands and notices in connection with the delivery, acceptance or enforcement of this note.

     No delay or omission on the part of the holder of this note in exercising any right hereunder shall operate as a waiver of such right or of any other right under this note, and a waiver, delay or omission on any one occasion shall not be construed as a bar to or waiver of any such right on any future occasion.

     The terms and provisions of this note are subject to the terms and provisions of the Note Purchase Agreement, including, without limitation, its dispute resolution provisions.

                                                        SENIOR SUBORDINATED NOTE

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     This note shall be deemed to be under seal, and all rights and obligations hereunder shall be governed by the laws of the State of New York (without giving effect to any conflicts of law provisions contained therein).


                                        THE MURRAYHILL COMPANY


                                        By: /s/ Kevin Kanouff
                                            -----------------
                                            Name:  Kevin Kanouff
                                            Title: President and General Counsel

                                                        SENIOR SUBORDINATED NOTE